PAYMENT OF THIS REIMBURSEMENT AGREEMENT IS SUBORDINATE TO THE
           CLAIMS OF LENDER IN THAT CERTAIN SUBORDINATION AGREEMENT OF
                 EVEN DATE HEREWITH BETWEEN CREDITOR AND LENDER.

                             REIMBURSEMENT AGREEMENT



         THIS REIMBURSEMENT AGREEMENT ("Agreement"), dated as of December 12, 2000, entered into between Starcraft Corporation, National Mobility Corporation, Imperial Automotive Group, Inc., and Starcraft Automotive Group, Inc. (collectively, "Starcraft"), and Kelly L. Rose and G. Ray Stults (collectively, "Creditor").

                               W I T N E S S E T H

         WHEREAS, Creditor in reliance upon this Agreement has applied for certain letters of credit, executed certain reimbursement arrangements requested by the issuers of the letters of credit, and has incurred financial responsibility for the benefit of Starcraft in favor of certain of its lenders, a copy of which applications and reimbursement arrangements and letters of credit are attached hereto as Exhibit A (collectively, "Credit"); and

         WHEREAS, Starcraft by this Agreement agrees to indemnify, hold harmless, and reimburse Creditor in connection with any advances of monies and any other financial arrangements incurred or expended in the past, or from time to time in the future, by Creditor incident to the Credit.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Starcraft, Starcraft hereby agrees with Creditor as hereinafter set forth, with Starcraft referred to hereinafter as "we", "us", or the like, and Creditor referred to hereinafter as "you" or the like.

         1. As to each sight or time draft or acceptance under or purporting to be under the Credit, we agree (a) in the case of each sight draft, to pay you at your office, on demand, in lawful currency of the United States, the amount of each such draft, or, if so demanded by you, to pay to you at your office in advance in such currency, the amount required to pay each such draft; and (b) in the case of each time draft or acceptance, to pay to you, at your office, in lawful currency of the United States, the amount thereof on demand but in any event not later than one business day prior to maturity, or in case the time draft or acceptance is not payable at your office, then on demand but in any event in time to reach the place of payment in the course of the mails not later than one business day prior to maturity.

         2. We agree that in the event of any extension of the maturity or time for presentation of drafts, acceptances or documents, or any other modification of the terms of the Credit acceptable to you, including any increase in the amount of the Credit, this agreement shall be binding upon us with regard to the Credit so increased or otherwise modified by you.

         3. The users of the Credit and the drawers of any drafts shall be deemed our agents and we assume all risks of their acts or omissions. Should the beneficiary submit or negotiate drafts, such negotiations shall be considered properly effectuated under the Credit and shall be included under the terms and subject to all conditions hereof. We agree to hold you indemnified and harmless against any and all loss or liability howsoever arising from or in connection with the Credit.

         4. In addition to the Security Agreement and Real Property Mortgage of even date herewith, each of us agrees at anytime and from time to time, on demand, to deliver, convey, transfer or assign to you, as security for any and all of the obligations and liabilities hereunder of us, or any of us, and also for any and all other obligations and liabilities, absolute or contingent, due or to become due, which are now or may at any time hereafter be owing by us or any of us to you in connection with this agreement or the credit, additional security of a value and character satisfactory to you or to make such payment as you may require. Each of us agrees that upon the failure by us or any of us (each of the following, an "Event of Default") at all times to deliver security to you as demanded by you and to keep a margin of security with you satisfactory to you, or upon the non-performance of or default with respect to any agreement, or obligation or condition herein contained, upon any misrepresentation by us to you for the purpose of obtaining this agreement or any extension thereof, or upon any failure to pay any indebtedness due to you from us or any of us in connection with this agreement, or in the event of the failure, insolvency, or bankruptcy of us or any of us including the filing of a petition in bankruptcy by or against, the appointment of or the filing of an application for the appointment of any receiver for, the filing of a petition under any bankruptcy or similar act seeking a reorganization, arrangement of indebtedness or any other relief for or in the respect of, the appointment of a trustee, liquidator or any committee whatsoever, by any court proceedings or otherwise, for the institution of equitable insolvency or statutory or other dissolution by or against, an assignment for the benefit of creditors by, the entry of judgment against, the suspension of business by, and/or a levy under attachment, warrant of distraint, garnishment or execution upon any property or assets of, us or any of us, or upon any other act or occurrence indicating in your sole judgment the probable insolvency of us or any of us, however expressed or indicated, then all obligations, acceptance and liabilities whatsoever of us or any of us to you shall thereupon become and be immediately due and payable without demand or notice, at your option, notwithstanding any credit or time allowed to us or any of us, in any instrument evidencing any such obligations or liabilities or otherwise; and each of us, as to property in which we or any of us may have any interest as aforesaid, or may have had possession or custody as aforesaid, expressly authorize you in any such event, to sell, assign and deliver immediately (but you shall not be obliged to do so), without demand for payment, without advertisement and without notice to us or any of us, all of which are hereby expressly waived, any and/or all such property including property arrived or to arrive, at private sale or at public auction or at any exchange brokers' board or otherwise, at your option, in such parcel or parcels and at such time or times and at such place or places and for such price or prices and upon terms and conditions as you may deem proper, and to apply the net proceeds of any such sale or sales, together with any balance of deposits and any sums credited by or due from you to us or any of us in general account or otherwise, to the payment as you shall determine in your sole discretion (without being required in marshal assets), of any and all of the obligations or liabilities of us or any of us to, howsoever arising, and to charge all expenses including expenses incurred in the protection of your title to or lien upon or right in any such property, expenses for legal services of any kind in connection therewith or in making such sale or sales, insurance, commission for sale and guaranty. If any such sale be at any exchange, brokers' board or at public auction, you may yourself be a purchaser at such sale, free from any right of redemption which we and each of us hereby expressly waive and release. Upon an Event of Default, the amount we owe you shall bear interest (to be added to our liabilities to you) at the rate of two percent (2%) over the rates applicable to your financial accommodations contained in your respective reimbursement agreements ("Default Rate").

         5. You shall not be deemed to have waived any of your rights hereunder unless you or your authorized agent shall have signed such waiver in writing. No such waiver, unless expressly as stated therein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver. The undersigned, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding liabilities or security of the undersigned shall apply to any liability or any security of any or all of them. This instrument shall be deemed a continuing agreement and the obligations hereof shall continue in full force and effect notwithstanding any change that may occur in the parties to this agreement whether such change shall arise from the death of one or more parties, and the obligations hereof shall bind the heirs, executors, administrators, successors and assigns of the undersigned, and shall inure to the benefit of successors and assigns. All rights hereunder and the construction of this agreement shall be determined in accordance with the laws of the State of Indiana.

         6. The word "property" as used in this agreement includes goods, merchandise, securities, funds, choses in action, and any and all other forms of property, whether real, personal or mixed and any right or interest therein. If this agreement is signed by one individual, the terms "we", "our", "us" shall be read throughout as "I", "my", "me", as the case may be. As to any corporation which executes this agreement in its corporate name by its proper officers, such execution shall bind only the corporation unless additionally signed by individuals as such.

         7. PAYMENT OF THIS REIMBURSEMENT AGREEMENT IS SUBORDINATE TO THE CLAIMS OF LENDER IN THAT CERTAIN SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH BETWEEN CREDITOR AND LENDER.

         IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written, on this 12th day of December, 2000.

                                   STARCRAFT:

NATIONAL MOBILITY CORPORATION               STARCRAFT CORPORATION


By: /s/ Michael H. Schoeffler                By: /s/ Michael H. Schoeffler
   ------------------------------               --------------------------------
        Authorized Officer                             Authorized Officer



IMPERIAL AUTOMOTIVE GROUP, INC.             STARCRAFT AUTOMOTIVE GROUP, INC.


By: /s/ Michael H. Schoeffler               By: /s/ Michael H. Schoeffler
   -------------------------------             ---------------------------------
        Authorized Officer                             Authorized Officer

                                    CREDITOR:
         12-12-00                            /s/ Kelly L. Rose
----------------------------------           -----------------------------------
           Date                                        Kelly L. Rose
         12-12-00                            /s/ G. Ray Stults
----------------------------------           -----------------------------------
           Date                                        G. Ray Stults